UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2010

Nu Horizons Electronics Corp.
(Exact name of registrant as specified in its charter)

DELAWARE	1-8798	11-2621097
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

70 Maxess Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

(631) 396-5000
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

At the Annual Meeting of Stockholders of Nu Horizons Electronics Corp. (the “Company” or “Nu Horizons”) held on July 29, 2010, (the “2010 Annual Meeting”), the stockholders of the Company approved the proposed adoption of the Company’s 2010 Outside Directors’ Stock Incentive Plan (“2010 Director Plan”).

The principal features of the 2010 Director Plan are summarized below but the summary is qualified in its entirety by the full text of the 2010 Director Plan, a copy of which is filed as Exhibit 10.1 to this Form 8-K.

Stock Subject to the Plan

Nu Horizons will be able to issue up to 255,000 shares of common stock under the 2010 Director Plan. The stock to be offered under the 2010 Director Plan consists of shares of our common stock, whether authorized but unissued or reacquired. The number of shares issuable and the exercise price of outstanding options are subject to adjustment upon the occurrence of certain events, including stock dividends, stock splits, mergers, consolidations, reorganizations, recapitalizations, or other capital adjustments.

Administration of the Plan

The Board will have the discretion to grant awards to non-employee directors. The Board will determine whether to make any such grant and, if it so determines, the nature of the award and the number of shares applicable to such award. Initially, the Board intends to continue to grant to each non-employee director options to purchase 15,000 shares of common stock at the time of each Annual Meeting of Stockholders. However, as a result of the fact that at the time of the 2011 Annual Meeting of Stockholders there will be 15,000 shares of stock remaining available for grant under the 2002 Outside Directors’ Stock Option Plan (the “2002 Director Plan”) and the provisions of the 2002 Director Plan will grant those options ratably to the non-employee directors then serving, the Board anticipates that the initial grant of options to non-employee directors under the 2010 Director Plan will consist of options to purchase 12,500 shares. In addition, in accordance with its charter, the Compensation Committee intends to periodically review non-employee director compensation and, following such review, may recommend to the Board changes to the timing, nature and number of shares underlying the awards to non-employee directors.

The Board has authority to interpret the 2010 Director Plan, including to prescribe, amend and rescind the rules and regulations relating to the 2010 Director Plan.

Repricing

Except in connection with a corporate transaction involving the Company, the Board does not have the right to reprice any outstanding awards without the affirmative vote of a majority of the stockholders voting on the repricing proposal.

Participants

Only non-employee directors are eligible to participate in the 2010 Director Plan.

Forms of Equity-Based Awards Available

Under the 2010 Director Plan, the Board may grant stock options, stock appreciation rights and other stock-based awards, restricted stock, and restricted stock units, all of which will vest over the period of time established by the Board at the time of the grant of the award.

Stock Options — Exercise Price, Term and Vesting Schedule

Stock options granted under the 2010 Director Plan will be non-qualified stock options. The exercise price for the options will be not less than the market value of our common stock on the date of grant of the stock option. Stock options granted under the 2010 Director Plan shall expire not later than ten years from the date of grant and will become exercisable in installments, as determined at the time of the grant.

The Board expects that initially, stock options granted under the 2010 Director Plan will become exercisable in the same installments as those provided by the 2002 Director Plan, as follows:

 • up to thirty-three and one-third percent (33 1/3%) on the date of grant;
 • up to sixty-six and two-thirds percent (66 2/3%) of the subject shares on and after the first anniversary of the date of grant; and
 • up to all of the subject shares on and after the second anniversary of the date of the grant of such option.

Upon the exercise of a stock option, optionees may pay the exercise price in cash, by certified or bank cashier’s check or, at our option, in shares of common stock valued at their fair market value on the date of exercise, or a combination of cash and stock.

A stock option is exercisable during the optionee’s lifetime only by him and cannot be exercised by him unless, at all times since the date of grant and at the time of exercise, he is serving as a director, except that, upon termination of his service (other than by death or by total disability), he may exercise an option for a period of three months after his termination but only to the extent such option is exercisable on the date of such termination.

Upon termination of directorship by total disability or death, the optionee, the optionee’s estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the total disability or death of the optionee, as the case may be, may exercise such option at any time within twelve months after his or her termination, but only to the extent such option is exercisable on the date of such termination.

Stock Appreciation Rights and Other Stock-Based Awards

The Board may grant stock appreciation rights (“SARs”), which represent the right to receive an amount equal to the excess of the fair market value of a share of stock on the date of redemption over an amount set by the Board that is not less than the fair market value of a share of stock on the date of the award. Amounts paid on the exercise of a SAR may be paid in cash, in stock or in any combination thereof; provided that a SAR, including one that entitles the holder to a cash payment on redemption, will have terms that ensure that participants will not incur a tax penalty under Section 409A of the Internal Revenue Code. Upon termination of directorship, including by death or disability, awards of SARs shall be payable in accordance with their terms.

The Board may also grant rights to dividends and dividend equivalents (which may not be granted in connection with options or stock appreciation rights). The terms of any rights to dividends or dividend equivalents will be determined by the Board at the time of grant.

Restricted Stock

The Board may grant awards of restricted stock which are awards of common stock of the Company subject to such terms, conditions and restrictions as the Board may provide in the award instruments granting the restricted stock. Conditions attached to the restricted stock may include, but are not limited to, restrictions upon the sale, assignment, transfer or other disposition of the restricted stock and the requirement of forfeitures of the restricted stock upon certain terminations of service with the Company. Restricted stock will vest over such period as the Board determines at the time of grant. When the period of restriction on restricted stock terminates, the unrestricted shares are delivered to the participant. Upon termination of directorship, including by death or disability, rights to awards of restricted stock shall vest or be forfeited in accordance with their terms.

Restricted Stock Units

The Board may grant awards of restricted stock units which units represent the participant’s right to receive shares of stock subject to such terms, conditions and restrictions as the Board may provide in the award instruments granting the restricted stock units. Restricted stock units awarded generally will vest over such period as the Board determines at the time of grant. The award agreement will specify whether dividend equivalents on the restricted stock units will be paid in cash or deemed reinvested in additional restricted stock units. Our stock will be paid to the participant, or the participant’s beneficiary in case of the participant’s death, in exchange for restricted stock units within ninety days following the participant’s separation from service, the expiration of a director’s service, or death.

Change in Control

In the event of a “change in control,” at the option of the Board, (a) all options and other awards outstanding on the date of the change in control shall become immediately and fully exercisable and/or payable, and (b) an optionee will be permitted to surrender for cancellation within 60 days after the change in control any option or portion of an option which was granted more than six months prior to the date of such surrender, to the extent not yet exercised, and to receive a cash payment in an amount equal to the excess, if any, of the fair market value (on the date of surrender) of the shares of common stock subject to the option or portion thereof surrendered, over the aggregate purchase price for such shares.

For purposes of the 2010 Director Plan, a change in control is defined as

• a change in control as such term is presently defined in Rule 12b-2 under the Securities Exchange Act of 1934; or

 • if any “person” (as such term is used in Section 13(d) and 14(d) of the Exchange Act) other than Nu Horizons or any “person” who on the date of the adoption of the 2010 Director Plan is a director or officer of Nu Horizons, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities representing thirty percent (30%) or more of the voting power of our then outstanding securities; or

 • if during any period of two consecutive years during the term of the 2010 Director Plan, individuals who at the beginning of such period constitute the Board of Directors, cease for any reason to constitute at least a majority of the Board.

Federal Income Tax Consequences

The following is a brief summary of the Federal income tax consequences as of the date hereof with respect to awards under the 2010 Director Plan for participants who are both citizens and residents of the United States. This description of the Federal income tax consequences is based upon law and Treasury interpretations in effect on the date hereof (including proposed and temporary regulations which may be changed when finalized), and it should be understood that this summary is not exhaustive, that the law may change and further that special rules may apply with respect to situations not specifically discussed herein, including Federal employment taxes, foreign, state and local taxes and estate or inheritance taxes. As such, participants have been urged to consult with their own qualified tax advisors. The 2010 Director Plan is not qualified under Section 401(a) of the Internal Revenue Code. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code regarding nonqualified deferred compensation.

Stock Options

The options to be granted under the 2010 Director Plan are non-qualified stock options. No taxable income will be realized by the participant upon the grant of a non-qualified option and Nu Horizons will not receive a tax deduction.

Exercise with Cash

On exercise, the excess of the fair market value of the stock at the time of exercise over the option price of such stock will be compensation and (i) will be taxable at ordinary income tax rates in the year of exercise, (ii) will be subject to withholding for Federal income tax purposes and (iii) generally will be an allowable income tax deduction to Nu Horizons. The participant’s tax basis for stock acquired upon exercise of a non-qualified option will be equal to the option price paid for the stock, plus any amounts included in income as compensation.

Exercise with Common Stock

The participant’s compensation income and our deduction will not be affected by whether the exercise price is paid in cash or in shares of common stock. However, if the participant pays the exercise price of an option in whole or in part with previously-owned shares of common stock, the participant’s tax basis and holding period for the newly-acquired shares is determined as follows: As to a number of newly-acquired shares equal to the number of previously-owned shares used by the participant to pay the exercise price, no gain or loss will be recognized by the participant on the date of exercise and the participant’s tax basis and holding period for the previously-owned shares will carry over to the newly-acquired shares on a share-for-share basis, thereby deferring any gain inherent in the previously-owned shares. As to each remaining newly-acquired share, the participant’s tax basis will equal the fair market value of the share on the date of exercise and the participant’s holding period will begin on the day after the exercise date.

Disposition of Option Shares

When a sale of the acquired shares occurs, a participant will recognize gain or loss equal to the difference between the sales proceeds and the tax basis of the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets. The capital gain or loss will be long-term capital gain or loss treatment if the shares have been held for more than 12 months. There will be no tax consequences to Nu Horizons in connection with a sale of shares acquired under an option.

Stock Appreciation Rights and Other Stock-Based Awards

Under existing tax laws, a participant will not realize any taxable income when a SAR is granted and Nu Horizons will not receive a tax deduction. When a SAR is exercised, the spread between the price received at exercise and the fair market value of the SAR at the time of exercise is ordinary income to the participant (subject to withholding), and Nu Horizons receives a tax deduction for the amount of income recognized by the participant. Further, under existing tax laws, a participant will not realize taxable income upon the grant of a stock-based award that provides for dividend rights, and Nu Horizons will not receive a tax deduction. Upon payment of the dividend, the participant will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received, and Nu Horizons will receive a tax deduction for the same amount.

Restricted Stock

A participant who is granted restricted stock generally will realize taxable income on the fair market value of the restricted stock, less any amount paid by the employee, at the time the award is no longer subject to restrictions on transfer or a substantial risk for forfeiture. However, a participant can elect under Internal Revenue Code Section 83(b), within 30 days of receipt of the award, to recognize taxable ordinary income equal to the fair market value of Nu Horizons common stock, less any amount paid by the employee, on the date of the award. Nu Horizons receives a deduction in an amount equal to the ordinary income recognized by the participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the participant filed a timely election to accelerate recognition of income under Section 83(b) of the Code).

Restricted Stock Units

A participant who is granted restricted stock units will not realize any taxable income when the restricted stock unit is granted and Nu Horizons will not receive a tax deduction at that time. A participant will realize taxable income on the fair market value of unrestricted common shares, less any amount paid by the participant, on the date such shares are transferred to the participant and Nu Horizons will receive a deduction for the same amount.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the 2010 Annual Meeting, stockholders voted on the matters set forth below. Each issued common share was entitled to one vote on the proposals voted on at the meeting.

1.
The proposal to elect two Class II directors, to hold office for a three-year term until the 2013 annual meeting of stockholders or until their successors are duly elected and qualified, and to elect one Class I director, to hold office for a two-year term until the 2012 annual meeting of stockholders or until his successor is duly elected and qualified, was approved based upon the following votes:

Name	For	Against	Abstain	Broker Non-Votes
Class II
Dominic A. Polimeni	8,249,842	529,442	2,018,007	4,259,746
Richard S. Schuster	8,501,676	276,940	2,018,675	4,259,746
Kurt Freudenberg	8,268,534	888,401	1,640,356	4,259,746
Class I
Martin Kent	10,193,122	495,925	108,244	4,259,746

The term of office for directors Steven J. Bilodeau, Herbert M. Gardner, Arthur Nadata, Martin Novick and David Siegel continued after the annual meeting of stockholders.

2.	The proposal to adopt the 2010 Outside Directors’ Stock Incentive Plan was approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
8,802,374	1,553,956	440,961	4,259,746

3.	The proposal to ratify the appointment of Ernst & Young LLP as the Company’s auditors for fiscal 2011 was approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
14,676,597	355,799	24,641	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	2010 Outside Directors’ Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Nu Horizons Electronics Corp.
(Registrant)

Date: August 3, 2010	By:	/s/ Richard S. Schuster
	Name:	Richard S. Schuster
	Title:	Senior Executive Vice President